UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2016

FREEPORT-McMoRan INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue Phoenix, AZ	85004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Freeport-McMoRan Inc. (“FCX”) today announced the expiration and final results of its previously announced offers to eligible holders to exchange any and all of the outstanding 6.125% Senior Notes due 2019, 6 1⁄2% Senior Notes due 2020, 6.625% Senior Notes due 2021, 6.75% Senior Notes due 2022 and 6 7/8% Senior Notes due 2023 (the “Existing Notes”) issued by Freeport-McMoRan Oil & Gas LLC (“FM O&G”), FCX Oil & Gas LLC and FMSTP Inc., as co-issuers, and guaranteed by FCX, for (1) new senior notes to be issued by FCX and guaranteed by FM O&G and (2) cash (each an “Exchange Offer” and together the “Exchange Offers”). Concurrently with the Exchange Offers, FCX solicited consents from the eligible holders of the Existing Notes to amend the indentures governing the Existing Notes (collectively, the “Consent Solicitations”). As previously disclosed (and as more fully described) in the Current Report on Form 8-K of FCX filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2016, on December 13, 2016, FCX successfully consummated the early settlement of the Exchange Offers and Consent Solicitations (the “Early Settlement”).

The Exchange Offers and Consent Solicitations expired at 11:59 p.m., New York City time, on December 27, 2016. On December 29, 2016, FCX accepted for exchange an additional (i) $2,021,000 aggregate principal amount of 6.125% Senior Notes due 2019, (ii) $197,000 aggregate principal amount of 6 1⁄2% Senior Notes due 2020, (iii) $510,000 aggregate principal amount of 6.625% Senior Notes due 2021, (iv) $710,000 aggregate principal amount of 6.75% Senior Notes due 2022 and (v) $1,563,000 aggregate principal amount of 6 7/8% Senior Notes due 2023, issued by the co-issuers and guaranteed by FCX, that had been tendered in each case after the early tender deadline of 5:00 p.m., New York City time, on December 12, 2016 and prior to the expiration time of the Exchange Offers, and issued an additional (i) $1,959,000 aggregate principal amount of 6.125% Senior Notes due 2019 (the “New 2019 Notes”), (ii) $188,000 aggregate principal amount of 6.50% Senior Notes due 2020 (the “New 2020 Notes”), (iii) $493,000 aggregate principal amount of 6.625% Senior Notes due 2021 (the “New 2021 Notes”), (iv) $688,000 aggregate principal amount of 6.75% Senior Notes due 2022 (the “New 2022 Notes”) and (v) $1,512,000 aggregate principal amount of 6.875% Senior Notes due 2023 (the “New 2023 Notes” and, together with the New 2019 Notes, the New 2020 Notes, the New 2021 Notes and the New 2022 Notes, the “New Notes”), guaranteed by FM O&G. The New Notes were issued pursuant to an Indenture, dated as of December 13, 2016 (the “Indenture”), among FCX, FM O&G, as guarantor, and U.S. Bank National Association, as trustee. The holders of the New Notes are entitled to the benefits of the Registration Rights Agreements with respect to each series of New Notes, dated as of December 13, 2016 (the “Registration Rights Agreements”), among FCX, FM O&G and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as dealer managers and solicitation agents (the “Dealer Managers”). The Indenture, the forms of the New 2019 Notes, the New 2020 Notes, the New 2021 Notes, the New 2022 Notes and the New 2023 Notes, and the Registration Rights Agreements are included as Exhibits 4.1 through 4.11 to this Current Report on Form 8-K and are incorporated herein by reference.

The New Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The New Notes were offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

The terms of the New Notes of each series issued on December 29, 2016 are substantially identical to the terms of the New Notes of such series issued in connection with the Early Settlement. The New 2019 Notes are Additional 2019 Securities under the Indenture and form a single series with the $177,168,000 aggregate principal amount of 6.125% Senior Notes due 2019 issued in the Early Settlement; the New 2020 Notes are Additional 2020 Securities under the Indenture and form a single series with the $551,919,000 aggregate principal amount of 6.50% Senior Notes due 2020 issued in the Early Settlement; the New 2021 Notes are Additional 2021 Securities under the Indenture and form a single series with the $227,640,000 aggregate principal amount of 6.625% Senior Notes due 2021 issued in the Early Settlement; the New 2022 Notes are Additional 2022 Securities under the Indenture and form a single series with the $403,019,000 aggregate principal amount of 6.75% Senior Notes due 2022 issued in the Early Settlement; and the New 2023 Notes are Additional 2023 Securities under the Indenture and form a single series with the $726,518,000 aggregate principal amount of 6.875% Senior Notes due 2023 issued in the Early Settlement. The material terms of the Indenture, each series of New Notes and the Registration Rights Agreements have been previously disclosed (and are more fully described) in FCX’s Current Report on Form 8-K filed with the SEC on December 13, 2016, which such descriptions are incorporated herein in their entirety by this reference.

The dealer managers and solicitation agents for the exchange offers and the consent solicitations, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Dealer Managers”), and their affiliates have, from time to time, provided and/or are currently providing investment banking, commercial banking and financial advisory services to FCX and its affiliates. The Dealer Managers may in the future provide various investment banking, commercial banking and other services to FCX and its affiliates, for which they would receive customary compensation from FCX. In addition, FCX may use all or a portion of the proceeds from asset sales, including the previously announced sale by FM O&G of its Deepwater Gulf of Mexico properties, to prepay or repay a portion of FM O&G’s outstanding indebtedness to FCX and FCX may in turn prepay or repay a portion of FCX’s outstanding indebtedness to its lenders. The Dealer Managers or their affiliates would receive such proceeds to the extent FCX elects to use such proceeds to prepay or repay indebtedness held by the Dealer Managers or their affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits included as part of this Current Report on Form 8-K are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By:	/s/ Kathleen L. Quirk
Kathleen L. Quirk
Executive Vice President, Chief Financial Officer, & Treasurer (authorized signatory and Principal Financial Officer)

Date: December 29, 2016

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of December 13, 2016, among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and U.S. Bank National Association, as trustee (relating to the 6.125% Senior Notes due 2019, the 6.50% Senior Notes due 2020, the 6.625% Senior Notes due 2021, the 6.75% Senior Notes due 2022, and the 6.875% Senior Notes due 2023) (incorporated by reference to Exhibit 4.1 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.2	Form of 6.125% Senior Notes due 2019 (incorporated by reference to Exhibit 4.2 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.3	Form of 6.50% Senior Notes due 2020 (incorporated by reference to Exhibit 4.3 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.4	Form of 6.625% Senior Notes due 2021 (incorporated by reference to Exhibit 4.4 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.5	Form of 6.75% Senior Notes due 2022 (incorporated by reference to Exhibit 4.5 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.6	Form of 6.875% Senior Notes due 2023 (incorporated by reference to Exhibit 4.6 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.7	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.125% Senior Notes due 2019 (incorporated by reference to Exhibit 4.7 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.8	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.50% Senior Notes due 2020 (incorporated by reference to Exhibit 4.8 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.9	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.625% Senior Notes due 2021 (incorporated by reference to Exhibit 4.9 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.10	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.75% Senior Notes due 2022 (incorporated by reference to Exhibit 4.10 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).

4.11	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.875% Senior Notes due 2023 (incorporated by reference to Exhibit 4.11 of Freeport-McMoRan Inc.’s Current Report on Form 8-K filed on December 13, 2016, File No. 001-11307-01).